                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): October 12, 2000




                          GOLDEN STAR RESOURCES LTD.
                          --------------------------
            (Exact name of registrant as specified in its charter)



          Canada                     1-12284                   98-0101955
          ------                     -------                   ----------
(State or other jurisdiction     (Commission File    IRS Employer Identification
     of incorporation)               Number)                    Number)




                        1660 Lincoln Street, Suite 3000
                          Denver, Colorado 80264-3001
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (303) 830-9000
                                                     --------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

Golden Star Resources Ltd. ("Golden Star") and Guyanor Ressources S.A. ("Guyanor") announced the results from the bulk sampling program undertaken by Guyanor and its joint venture partner Rio Tinto Mining and Exploration Limited on the Dachine Diamond project in French Guiana.

The program was designed to sample a large volume of material from various zones of the Dachine ultramafic body to yield a parcel of diamonds in order to confirm the presence of gem quality stones. The partners installed a plant that processed 547.85 tonnes (dry) of weathered diamond-bearing rock and produced
15.95 tonnes (dry) of concentrate that was forwarded to the Nomos laboratory in Brazil for final diamond recovery and evaluation.

Diamonds were found in 18 out of 23 samples processed. Using a cut-off size of 1 mm, grades varied from 0.06 to 10.48 carats per hundred tonnes. The largest stones were found in the 1.7 to 2.36 mm size range, with an average weight of
0.066 carats. However, the majority of the stones occurs in the ranges of 1 to
1.18 mm and 1.18 to 1.70 mm. Stone colors varied from white to light brown and rarely greenish/yellow. Stones are translucid to transparent, but often masked by large quantities of inclusions. The dominant shapes are irregular, with small quantities of cubic and octahedral stones. Stones are often intensely reabsorbed.


DACHINE PROJECT

 BULK SAMPLE LOCATION, TONNAGE AND GRADES

----------------------------------------------------------------------------------------------------------------------
Sample Code     Trench    Wet (t)     Dry(t)    Conc.(t)    Conc.(%)     No. st.      No. st.      No. st.    cpht > 1
                                                                        1.00-1.18    1.18-1.70    1.70-2.3     mm (*)
                                                                           mm           mm           mm
----------------------------------------------------------------------------------------------------------------------
DAC-BS-01A      TR-01      39.54       29.08      0.42        1.44          18            6          Neg        1.26
DAC-BS-02       TR-01       6.58        4.85      0.05        1.01         Neg          Neg          Neg         Neg
DAC-BS-03A      TR-01       5.13        4.14      0.16        3.96         Neg          Neg          Neg         Neg
DAC-BS-03B      TR-01      30.32       24.49      2.50       10.20         Neg          Neg          Neg         Neg
DAC-BS-4A       TR-01A     45.20       35.26      1.41        4.00          61           42            2        4.89
DAC-BS-4B       TR-01A     69.93       55.13      1.42        2.58          70          130            7        7.41
DAC-BS-4C       TR-01A    113.00       83.70      3.74        4.47           5            2          Neg        0.11
DAC-BS-4D       TR-01A     66.48       49.67      0.76        1.52          72           45            2        4.29
DAC-BS-4E       TR-01A     25.56       19.78      0.12        0.59          19           14          Neg        3.05

======================================================================================================================
DAC-BS-5        TR-02A     36.12       27.54      0.47        1.69          11            1          Neg        0.60
DAC-BS-6        TR-02A     27.62       21.10      0.20        0.97           1          Neg          Neg        0.06
DAC-BS-7        TR-02      36.14       26.53      0.80        3.00          93           56            6       10.48
DAC-BS-8        TR-02      39.52       29.37      0.64        2.17          25           11          Neg        1.89
DAC-BS-9        TR-02B     28.78       22.84      0.76        3.32         Neg          Neg          Neg         Neg

======================================================================================================================
DAC-BS-10       TR-03A     22.24       17.46      0.24        1.35          33           27            1        6.08
DAC-BS-11       TR-03      20.50       17.37      0.60        3.47           6            2          Neg        0.69
DAC-BS-12       TR-03      20.79       15.48      0.34        2.22           1          Neg          Neg        0.08
DAC-BS-13       TR-03      20.82       15.05      0.65        4.34          34           30            1        7.56

======================================================================================================================
DAC-BS-14       TR-01      14.91       10.92      0.04        0.33          24           15            1        6.35

======================================================================================================================
DAC-BS-15       TR-04       5.97        4.92      0.05        1.09         Neg          Neg          Neg         Neg

======================================================================================================================
DAC-BS-16       TR-05      27.10       20.97      0.20        0.96          57           46            3        9.08

======================================================================================================================
DAC-BS-17       TR-06       5.31        4.60      0.10        2.07           1          Neg          Neg        0.28

======================================================================================================================
DAC-BS-18       TR-07       8.98        7.62      0.29        3.78           1          Neg          Neg        0.17

======================================================================================================================
  Total                   716.50      547.85     15.95        2.91
----------------------------------------------------------------------------------------------------------------------

   (*) = carat per hundred tonnes

These results are considered disappointing and no further project work is planned at this time. Rio Tinto has advised Guyanor that, given the results obtained, it intends to withdraw from the project and terminate their joint venture. Guyanor will probably continue evaluating the remaining targets in the region, notably Vitoria and Palofini, where diamonds were found early this year. A new exploration permit has been applied to cover these areas.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      GOLDEN STAR RESOURCES LTD.
                                      --------------------------
                                      Registrant



  Date:  October 19, 2000             /s/  Allan Marter
         ----------------             -----------------
                                      Allan Marter
                                      Vice President and Chief Financial Officer